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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549





                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       EARTHSHELL CONTAINER CORPORATION
            (Exact Name of Registrant as Specified in its Charter)



                    DELAWARE                    77-0322379
           (State of Incorporation            (IRS Employer
              or Organization)              Identification no.)

   800 MIRAMONTE DRIVE, SANTA BARBARA, CALIFORNIA           93109
     (Address of principal executive offices)            (zip code)

        If this Form relates                   If this Form relates
        to the registration of                 to the registration of
        a class of securities                  a class of securities
        pursuant to Section 12(b)              pursuant to Section 12(g)
        of the Exchange Act and is             of the Exchange Act and is
        effective pursuant to                  effective pursuant to
        General Instruction A.(c),             General Instruction A.(d),
        please check the following             please check the following
        box.  / /                              box.  /X/


Securities to be registered pursuant to Section 12(b) of the Act:

           Title of Each Class                Name of Each Exchange on Which
           to be so Registered                Each Class is to be Registered
           -------------------                ------------------------------

                  None                                  Not Applicable
           -------------------                ------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:


                                 Common Stock
------------------------------------------------------------------------------
                               (Title of class)


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                INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          The information required by Item 202 of Regulation S-K is set forth in full under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (Registration No. 333-13287) and by this reference is incorporated herein and made a part hereof.

Item 2.   EXHIBITS.

          3(i) Amended and Restated Certificate of Incorporation of the Registrant.*

          3(ii) Amended and Restated Bylaws of the Registrant.*

          4.1   Specimen Certificate of Common Stock.*



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    *  Previously filed or to be filed with the Securities and Exchange
Commission as an exhibit to the Registrant's Registration Statement on Form S-1 (Registration No. 333-13287), and the amendments thereto, such exhibit being incorporated herein by this reference.







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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.




                                              EARTHSHELL CONTAINER CORPORATION


Date  December 29, 1997                       By:  /s/ Simon K. Hodson
                                                 -----------------------------
                                                 Simon K. Hodson
                                                 President and Chief Executive
                                                 Officer






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